COMMON SHARES Shares
              OF BENEFICIAL INTEREST

Number        PAR VALUE $.001

              ORGANIZED UNDER THE LAWS
              OF THE STATE OF DELAWARE

              The Shares represented by this certificate may not be owned       THIS CERTIFICATE
              or transferred, directly or indirectly, by or to (I) the          IS TRANSFERABLE IN
              United States, or any state or political subdivision              BOSTON OR IN NEW YORK CITY
              thereof, any foreign government, any international
              organization, or any agency or instrumentality of any of
              the foregoing, (II) any organization (other than a farmer's       CUSIP
              cooperative described in ss. 521 of the Internal Revenue          SEE REVERSE FOR CERTAIN DEFINITIONS
              Code of 1988, as amended (the "Code")) that is exempt
              from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not
              subject to the tax imposed by 28 U.S.C. ss. 511; or (III)
              any rural electric or telephone cooperative described in
              ss. 1381(A)(2)(C) of the Code.


                                                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II


           THIS CERTIFIES THAT


           IS THE OWNER OF

                     FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

           BlackRock New York Municipal Income Trust II, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                     Witness the facsimile signatures of the duly authorized officers of the Trust.

           DATED:

           COUNTERSIGNED AND REGISTERED:

             EQUISERVE TRUST COMPANY N.A.

                              (BOSTON)

BY               TRANSFER AGENT AND REGISTRAR

                    AUTHORIZED SIGNATURE            SECRETARY              PRESIDENT

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM   -   as tenants in common             UNIF GIFT MIN ACT-- .......................Custodian.......................
      TEN ENT   -   as tenants by the entireties                                (Cust)                              (Minor)
      JT TEN    -   as joint tenants with right
                    of survivorship and not as                                 Act..............................................
                    tenants in common                                                                 (State)



     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

______________________________ Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated__________________

                               X ____________________________________________

                               X_____________________________________________
                       NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                RESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


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